Exhibit 10.87

COLLATERAL AGENCY AND INTERCREDITOR JOINDER

January 31, 2013

Reference is made to the Collateral Agency and Intercreditor Agreement dated as of January 12, 2011 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency and Intercreditor Agreement”) among INTELSAT (LUXEMBOURG) S.A., a public limited liability company (société anonyme) existing as société anonyme under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered with the Luxembourg trade and companies’ register under number B149.942 (“Holdings”), INTELSAT JACKSON HOLDINGS S.A., a public limited liability company (société anonyme) existing as société anonyme under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered with the Luxembourg trade and companies’ register under number B149.959 (the “Company”), the other Grantors from time to time party hereto, BANK OF AMERICA, N.A., as Administrative Agent under the Existing Credit Agreement, the other First Lien Representatives and Second Lien Representatives from time to time party thereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger with WILMINGTON TRUST FSB), as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency and Intercreditor Agreement. This Collateral Agency and Intercreditor Joinder is being executed and delivered pursuant to Section 8.18 of the Collateral Agency and Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Collateral Agency and Intercreditor Agreement.

Each of the undersigned, INTELSAT ALIGN S.À R.L., a société à responsibilité limitée organized under the laws of Luxembourg and registered with the Luxembourg trade and companies’ register under number B169.491, and INTELSAT FINANCE NEVADA LLC, a limited liability company organized under the laws of Nevada (collectively, the “Grantors”), hereby agrees to become party as a Grantor under the Collateral Agency and Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Agency and Intercreditor Agreement as fully as if such Grantor had executed and delivered the Collateral Agency and Intercreditor Agreement as of the date thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency and Intercreditor Joinder to be executed by their respective officers or representatives as of the date first written above.

INTELSAT ALIGN S.À R.L.

By:	/s/ Simon Van de Weg
Name:	Simon Van de Weg
Title:	Manager

INTELSAT FINANCE NEVADA LLC

By:	/s/ Wendy Mavrinac
Name:	Wendy Mavrinac
Title:	Manager

[Signature page to Collateral Agency and Intercreditor Joinder]

The Collateral Trustee hereby acknowledges receipt of this Collateral Agency and Intercreditor Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantors:

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger with WILMINGTON TRUST FSB), as Collateral Trustee

By:	/s/ Joshua G. James
Name:	Joshua G. James
Title:	Assistant Vice President

[Signature page to Collateral Agency and Intercreditor Joinder]